UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
February 28, 2019
Columbia Emerging Markets Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Emerging Markets Bond Fund   |  Semiannual Report 2019

Columbia Emerging Markets Bond Fund  |  Semiannual Report 2019

Fund at a Glance
(Unaudited)
Investment objective
Columbia Emerging Markets Bond Fund (the Fund) seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Tim Jagger
Lead Portfolio Manager
Managed Fund since March 2019
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Effective March 20, 2019, Jim Carlen no longer serves as a portfolio manager of the Fund.
Average annual total returns (%) (for the period ended February 28, 2019)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	5.37	-0.98	4.00	9.20
	Including sales charges		0.33	-5.66	2.99	8.67
Advisor Class*		03/19/13	5.50	-0.82	4.25	9.36
Class C	Excluding sales charges	02/16/06	4.92	-1.81	3.21	8.39
	Including sales charges		3.92	-2.76	3.21	8.39
Institutional Class*		09/27/10	5.50	-0.73	4.27	9.46
Institutional 2 Class*		11/08/12	5.57	-0.69	4.43	9.49
Institutional 3 Class*		11/08/12	5.59	-0.63	4.48	9.54
Class R*		11/16/11	5.25	-1.31	3.73	8.97
JPMorgan Emerging Markets Bond Index-Global			5.65	2.43	4.76	8.36
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Fund at a Glance   (continued)
(Unaudited)
Quality breakdown (%) (at February 28, 2019)
AAA rating	1.4
AA rating	0.6
A rating	4.6
BBB rating	19.9
BB rating	31.4
B rating	37.2
CCC rating	1.5
D rating	2.0
Not rated	1.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at February 28, 2019)
Argentina	8.5
Bahrain	0.5
Belarus	1.3
Brazil	8.7
China	5.3
Colombia	1.0
Croatia	0.8
Dominican Republic	5.9
Ecuador	2.0
Egypt	4.3
Ghana	1.1
Guatemala	0.9
Honduras	1.6
Indonesia	8.6
Ivory Coast	1.7
Kazakhstan	2.5
Malaysia	0.4
Mexico	7.7
Morocco	0.5
Netherlands	0.5
Nigeria	4.6
Oman	2.3
Pakistan	0.4
Paraguay	0.8
Russian Federation	1.7
Saudi Arabia	1.7
Senegal	1.2
South Africa	4.1
Sri Lanka	2.2
Trinidad and Tobago	1.0
Turkey	4.2
Ukraine	2.4
United Arab Emirates	0.5
United States(a)	7.3
Venezuela	1.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Emerging Markets Bond Fund | Semiannual Report 2019	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2018 — February 28, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,053.70	1,019.24	5.70	5.61	1.12
Advisor Class	1,000.00	1,000.00	1,055.00	1,020.43	4.48	4.41	0.88
Class C	1,000.00	1,000.00	1,049.20	1,015.52	9.50	9.35	1.87
Institutional Class	1,000.00	1,000.00	1,055.00	1,020.48	4.43	4.36	0.87
Institutional 2 Class	1,000.00	1,000.00	1,055.70	1,021.08	3.82	3.76	0.75
Institutional 3 Class	1,000.00	1,000.00	1,055.90	1,021.37	3.52	3.46	0.69
Class R	1,000.00	1,000.00	1,052.50	1,018.00	6.97	6.85	1.37
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Portfolio of Investments
February 28, 2019 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes(a) 13.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 2.1%
Light Servicos de Eletricidade SA/Energia SA(b)
05/03/2023	7.250%	5,700,000	5,787,410
Vale Overseas Ltd.
11/10/2039	6.875%	2,400,000	2,630,887
Total			8,418,297
China 0.2%
Studio City Co., Ltd.(b)
11/30/2021	7.250%	896,000	926,367
Colombia 1.0%
Banco de Bogota SA(b)
Subordinated
05/12/2026	6.250%	905,000	951,010
Gran Tierra Energy International Holdings Ltd.(b)
02/15/2025	6.250%	3,300,000	3,135,000
Total			4,086,010
Ghana 1.1%
Tullow Oil PLC(b)
03/01/2025	7.000%	4,450,000	4,409,095
Guatemala 0.9%
Energuate Trust(b)
05/03/2027	5.875%	3,800,000	3,636,600
Indonesia 2.4%
Geo Coal International Pte Ltd.(b)
10/04/2022	8.000%	5,207,000	4,542,910
Indo Energy Finance II BV(b)
01/24/2023	6.375%	740,000	736,468
Star Energy Geothermal Wayang Windu Ltd.(b)
04/24/2033	6.750%	4,423,500	4,347,774
Total			9,627,152
Malaysia 0.4%
Press Metal Labuan Ltd.(b)
10/30/2022	4.800%	1,467,000	1,414,437
Mexico 3.4%
Banco Mercantil del Norte SA(b),(c)
Subordinated
10/04/2031	5.750%	2,000,000	1,865,158
Cemex SAB de CV(b)
05/05/2025	6.125%	1,108,000	1,130,685
Elementia SAB de CV(b)
01/15/2025	5.500%	2,592,000	2,509,859
Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Grupo Posadas SAB de CV(b)
06/30/2022	7.875%		2,724,000	2,758,162
Grupo Televisa SAB
05/14/2043	7.250%	MXN	59,800,000	2,038,015
Unifin Financiera SAB de CV SOFOM ENR(b)
01/15/2025	7.000%		3,400,000	3,059,011
Total				13,360,890
South Africa 1.7%
Liquid Telecommunications Financing PLC(b)
07/13/2022	8.500%		4,500,000	4,705,650
Sasol Financing USA LLC
03/27/2024	5.875%		2,113,000	2,188,688
Total				6,894,338
Total Corporate Bonds & Notes (Cost $56,457,696)				52,773,186

Foreign Government Obligations(a),(d) 74.2%

Argentina 6.4%
Argentine Republic Government International Bond
01/11/2023	4.625%		2,000,000	1,697,388
04/22/2026	7.500%		2,862,000	2,491,486
01/26/2027	6.875%		5,991,000	4,972,039
01/11/2028	5.875%		1,950,000	1,520,668
07/06/2036	7.125%		1,500,000	1,167,861
01/11/2048	6.875%		2,800,000	2,103,069
Argentine Republic Government International Bond(c)
12/31/2033	8.280%		4,065,910	3,445,200
Provincia de Buenos Aires(b)
06/15/2027	7.875%		4,665,000	3,710,938
Provincia de Cordoba(b)
09/01/2024	7.450%		2,563,000	2,161,865
08/01/2027	7.125%		3,100,000	2,371,903
Total				25,642,417
Bahrain 0.5%
Bahrain Government International Bond(b)
10/12/2028	7.000%		1,771,000	1,870,918
Belarus 1.3%
Republic of Belarus International Bond(b)
06/29/2027	7.625%		2,500,000	2,689,478
02/28/2030	6.200%		2,600,000	2,548,816
Total				5,238,294
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	5

Portfolio of Investments  (continued)
February 28, 2019 (Unaudited)
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 6.6%
Brazil Notas do Tesouro Nacional Series F
01/01/2027	10.000%	BRL	3,700,000	10,585,031
Brazilian Government International Bond
01/07/2041	5.625%		7,000,000	7,002,968
Petrobras Global Finance BV
01/17/2027	7.375%		3,731,000	4,106,812
01/27/2028	5.999%		4,682,000	4,745,310
Total				26,440,121
China 5.0%
Sinopec Group Overseas Development 2013 Ltd.(b)
10/17/2023	4.375%		2,900,000	2,996,263
Sinopec Group Overseas Development 2018 Ltd.(b)
09/12/2025	4.125%		4,100,000	4,184,493
State Grid Overseas Investment 2016 Ltd.(b)
05/04/2027	3.500%		2,900,000	2,817,866
Syngenta Finance NV(b)
04/24/2028	5.182%		10,400,000	10,129,038
Total				20,127,660
Croatia 0.8%
Croatia Government International Bond(b)
01/26/2024	6.000%		1,617,000	1,787,868
Hrvatska Elektroprivreda(b)
10/23/2022	5.875%		1,290,000	1,372,462
Total				3,160,330
Dominican Republic 5.9%
Banco de Reservas de la Republica Dominicana(b)
Subordinated
02/01/2023	7.000%		1,588,000	1,618,707
Dominican Republic Bond(b)
02/05/2027	11.250%	DOP	197,000,000	4,148,735
Dominican Republic International Bond(b)
01/08/2021	14.000%	DOP	126,499,000	2,662,489
03/04/2022	10.375%	DOP	100,000,000	2,020,664
02/15/2023	8.900%	DOP	40,000,000	774,578
01/25/2027	5.950%		4,620,000	4,806,117
04/30/2044	7.450%		6,000,000	6,639,360
01/27/2045	6.850%		900,000	940,696
Total				23,611,346
Ecuador 2.0%
Ecuador Government International Bond(b)
12/13/2026	9.650%		6,400,000	6,668,954
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Petroamazonas EP(b)
11/06/2020	4.625%		1,200,000	1,168,650
Total				7,837,604
Egypt 2.7%
Egypt Government International Bond(b)
03/01/2024	6.200%		700,000	710,785
02/21/2028	6.588%		1,300,000	1,266,826
03/01/2029	7.600%		1,000,000	1,025,046
04/30/2040	6.875%		2,400,000	2,176,109
01/31/2047	8.500%		2,400,000	2,457,115
02/21/2048	7.903%		2,500,000	2,442,005
03/01/2049	8.700%		750,000	778,991
Total				10,856,877
Honduras 1.6%
Honduras Government International Bond(b)
01/19/2027	6.250%		6,192,000	6,419,284
Indonesia 6.2%
Indonesia Government International Bond(b)
01/15/2045	5.125%		4,100,000	4,223,951
Indonesia Treasury Bond
05/15/2027	7.000%	IDR	90,000,000,000	6,058,646
PT Indonesia Asahan Aluminium Persero(b)
11/15/2028	6.530%		2,000,000	2,193,054
PT Pertamina Persero(b)
05/03/2042	6.000%		5,950,000	6,285,973
Saka Energi Indonesia PT(b)
05/05/2024	4.450%		6,200,000	6,026,152
Total				24,787,776
Ivory Coast 1.7%
Ivory Coast Government International Bond(b)
03/03/2028	6.375%		2,997,000	2,938,271
03/22/2048	6.625%	EUR	3,700,000	3,959,811
Total				6,898,082
Kazakhstan 2.5%
Kazakhstan Temir Zholy National Co. JSC(b)
11/17/2027	4.850%		4,300,000	4,376,114
KazMunayGas National Co. JSC(b)
04/24/2025	4.750%		700,000	720,548
04/24/2030	5.375%		4,600,000	4,769,713
Total				9,866,375

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
February 28, 2019 (Unaudited)
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 4.4%
Petroleos Mexicanos
11/12/2026	7.470%	MXN	50,100,000	2,008,823
03/13/2027	6.500%		5,340,000	5,158,595
06/02/2041	6.500%		3,753,000	3,247,520
01/23/2045	6.375%		5,300,000	4,450,717
09/21/2047	6.750%		3,000,000	2,608,491
Total				17,474,146
Morocco 0.5%
OCP SA(b)
04/25/2024	5.625%		1,800,000	1,891,210
Netherlands 0.5%
Kazakhstan Temir Zholy Finance BV(b)
07/10/2042	6.950%		1,800,000	2,064,893
Nigeria 3.2%
Nigeria Government International Bond(b)
11/21/2025	7.625%		2,600,000	2,760,524
11/28/2027	6.500%		1,295,000	1,272,970
01/21/2031	8.747%		1,600,000	1,746,656
02/16/2032	7.875%		7,100,000	7,265,934
Total				13,046,084
Oman 2.3%
Oman Government International Bond(b)
01/17/2028	5.625%		4,740,000	4,479,053
01/17/2048	6.750%		3,300,000	2,988,454
Oman Sovereign Sukuk SAOC(b)
10/31/2025	5.932%		1,839,000	1,837,078
Total				9,304,585
Pakistan 0.4%
Pakistan Government International Bond(b)
03/31/2036	7.875%		1,600,000	1,514,741
Paraguay 0.8%
Paraguay Government International Bond(b)
08/11/2044	6.100%		2,900,000	3,198,195
Russian Federation 1.6%
Gazprom Neft OAO Via GPN Capital SA(b)
09/19/2022	4.376%		3,629,000	3,603,738
Gazprom OAO Via Gaz Capital SA(b)
08/16/2037	7.288%		2,629,000	3,018,192
Total				6,621,930
Saudi Arabia 1.7%
Saudi Government International Bond(b)
04/16/2029	4.375%		6,781,000	6,921,902
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Senegal 1.2%
Senegal Government International Bond(b)
07/30/2024	6.250%	446,000	459,772
05/23/2033	6.250%	4,692,000	4,461,224
Total			4,920,996
South Africa 2.4%
Eskom Holdings SOC Ltd.(b)
01/26/2021	5.750%	4,600,000	4,575,041
Republic of South Africa Government International Bond
06/22/2030	5.875%	4,900,000	5,010,387
Total			9,585,428
Sri Lanka 2.2%
Sri Lanka Government International Bond(b)
04/18/2023	5.750%	1,300,000	1,264,516
05/11/2027	6.200%	4,742,000	4,407,092
04/18/2028	6.750%	3,291,000	3,137,919
Total			8,809,527
Trinidad and Tobago 1.0%
Petroleum Co. of Trinidad & Tobago Ltd.(b)
08/14/2019	9.750%	4,014,000	3,932,407
Turkey 4.1%
Export Credit Bank of Turkey(b)
05/03/2024	6.125%	2,100,000	2,001,527
Turkey Government International Bond
03/25/2027	6.000%	6,400,000	6,121,990
05/30/2040	6.750%	2,473,000	2,328,456
02/17/2045	6.625%	6,600,000	6,070,343
Total			16,522,316
Ukraine 2.4%
Ukraine Government International Bond(b)
02/01/2024	8.994%	1,700,000	1,685,042
09/01/2024	7.750%	2,100,000	1,979,655
09/01/2026	7.750%	855,000	789,867
09/25/2032	7.375%	4,900,000	4,226,245
Ukraine Railways Via Shortline PLC(b)
09/15/2021	9.875%	900,000	897,748
Total			9,578,557
United Arab Emirates 0.5%
Abu Dhabi Government International Bond(b)
10/11/2027	3.125%	2,100,000	2,047,605
Venezuela 1.8%
Petroleos de Venezuela SA(b),(e)
05/16/2024	0.000%	22,627,059	5,091,088

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	7

Portfolio of Investments  (continued)
February 28, 2019 (Unaudited)
Foreign Government Obligations(a),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Venezuela Government International Bond(b),(e)
10/13/2024	0.000%		7,500,000	2,212,500
Total				7,303,588
Total Foreign Government Obligations (Cost $308,313,899)				297,495,194

Treasury Bills 4.9%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Argentina 2.0%
Argentina Treasury Bill
04/30/2019	(37.290)%	ARS	89,000,000	2,400,133
09/27/2019	5.250%		5,889,000	5,715,692
Total				8,115,825
Egypt 1.6%
Egypt Treasury Bills
04/16/2019	7.410%	EGP	112,000,000	6,257,868
Nigeria 1.3%
Nigeria OMO Bill
02/20/2020	15.570%	NGN	1,503,000,000	3,615,741
Treasury Bills (continued)
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Nigeria Treasury Bill
01/16/2020	15.670%	NGN	668,000,000	1,626,846
Total				5,242,587
Total Treasury Bills (Cost $19,678,567)				19,616,280

Money Market Funds 7.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.523%(f),(g)	29,057,891	29,054,985
Total Money Market Funds (Cost $29,054,985)		29,054,985
Total Investments in Securities (Cost $413,505,147)		398,939,645
Other Assets & Liabilities, Net		2,092,006
Net Assets		$401,031,651

At February 28, 2019, securities and/or cash totaling $952,340 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,687,000 EUR	4,219,937 USD	Credit Suisse	03/14/2019	22,498	—
7,439,000 BRL	1,973,210 USD	JPMorgan	03/14/2019	—	(5,794)
139,722,033 MXN	7,334,105 USD	Morgan Stanley	03/14/2019	99,319	—
2,791,217 USD	54,000,000 MXN	Morgan Stanley	03/14/2019	4,895	—
31,859,000 BRL	8,458,740 USD	Standard Chartered Bank	03/14/2019	—	(16,737)
8,888,691 USD	124,683,000 ZAR	TD Securities	03/14/2019	—	(52,748)
124,683,000 ZAR	9,111,657 USD	TD Securities	03/14/2019	275,714	—
Total				402,426	(75,279)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	111	06/2019	USD	17,714,906	—	(187,344)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(46)	06/2019	USD	(5,954,844)	17,854	—

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
February 28, 2019 (Unaudited)
Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 30	Morgan Stanley	12/20/2023	1.000	Quarterly	USD	25,400,000	(168,927)	—	—	—	(168,927)
Notes to Portfolio of Investments
(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At February 28, 2019, the total value of these securities amounted to $256,508,990, which represents 63.96% of total net assets.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 28, 2019.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At February 28, 2019, the total value of these securities amounted to $7,303,588, which represents 1.82% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at February 28, 2019.
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended February 28, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.523%
	19,453,714	120,839,188	(111,235,011)	29,057,891	—	—	262,240	29,054,985
Currency Legend
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
NGN	Nigerian Naira
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	9

Portfolio of Investments  (continued)
February 28, 2019 (Unaudited)
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	52,773,186	—	—	52,773,186
Foreign Government Obligations	—	297,495,194	—	—	297,495,194
Treasury Bills	—	19,616,280	—	—	19,616,280
Money Market Funds	—	—	—	29,054,985	29,054,985
Total Investments in Securities	—	369,884,660	—	29,054,985	398,939,645
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	402,426	—	—	402,426
Futures Contracts	17,854	—	—	—	17,854
Liability
Forward Foreign Currency Exchange Contracts	—	(75,279)	—	—	(75,279)
Futures Contracts	(187,344)	—	—	—	(187,344)
Swap Contracts	—	(168,927)	—	—	(168,927)
Total	(169,490)	370,042,880	—	29,054,985	398,928,375
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Portfolio of Investments  (continued)
February 28, 2019 (Unaudited)
Fair value measurements  (continued)
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	11

Statement of Assets and Liabilities
February 28, 2019 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $384,450,162)	$369,884,660
Affiliated issuers (cost $29,054,985)	29,054,985
Cash	1,975,894
Foreign currency (cost $376,704)	379,068
Margin deposits on:
Futures contracts	358,805
Swap contracts	593,535
Unrealized appreciation on forward foreign currency exchange contracts	402,426
Receivable for:
Investments sold	3,764,810
Capital shares sold	471,808
Dividends	56,916
Interest	5,673,435
Foreign tax reclaims	82,765
Variation margin for futures contracts	10,781
Variation margin for swap contracts	10,239
Prepaid expenses	1,573
Other assets	42,066
Total assets	412,763,766
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	75,279
Payable for:
Investments purchased	11,089,549
Capital shares purchased	306,575
Variation margin for futures contracts	83,250
Management services fees	6,593
Distribution and/or service fees	1,173
Transfer agent fees	59,336
Compensation of board members	50,093
Other expenses	60,267
Total liabilities	11,732,115
Net assets applicable to outstanding capital stock	$401,031,651
Represented by
Paid in capital	444,470,486
Total distributable earnings (loss) (Note 2)	(43,438,835)
Total - representing net assets applicable to outstanding capital stock	$401,031,651
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Statement of Assets and Liabilities  (continued)
February 28, 2019 (Unaudited)
Class A
Net assets	$57,812,639
Shares outstanding	5,229,300
Net asset value per share	$11.06
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.61
Advisor Class
Net assets	$13,352,371
Shares outstanding	1,205,661
Net asset value per share	$11.07
Class C
Net assets	$15,260,821
Shares outstanding	1,389,764
Net asset value per share	$10.98
Institutional Class
Net assets	$72,720,488
Shares outstanding	6,572,036
Net asset value per share	$11.07
Institutional 2 Class
Net assets	$32,176,187
Shares outstanding	2,908,994
Net asset value per share	$11.06
Institutional 3 Class
Net assets	$183,688,898
Shares outstanding	16,598,770
Net asset value per share	$11.07
Class R
Net assets	$26,020,247
Shares outstanding	2,354,729
Net asset value per share	$11.05
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	13

Statement of Operations
Six Months Ended February 28, 2019 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$262,240
Interest	14,615,773
Interfund lending	2,308
Foreign taxes withheld	(205,533)
Total income	14,674,788
Expenses:
Management services fees	1,244,258
Distribution and/or service fees
Class A	72,413
Class C	78,167
Class R	65,408
Class T	115
Transfer agent fees
Class A	54,263
Advisor Class	7,883
Class C	14,647
Institutional Class	69,487
Institutional 2 Class	11,148
Institutional 3 Class	7,762
Class R	24,510
Class T	87
Compensation of board members	6,451
Custodian fees	28,632
Printing and postage fees	21,663
Registration fees	65,916
Audit fees	19,122
Legal fees	4,713
Interest on collateral	369
Compensation of chief compliance officer	46
Other	28,623
Total expenses	1,825,683
Net investment income	12,849,105
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(15,694,972)
Foreign currency translations	(10,979)
Forward foreign currency exchange contracts	(164,424)
Futures contracts	(280,722)
Swap contracts	16,684
Net realized loss	(16,134,413)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	25,815,235
Foreign currency translations	(11,463)
Forward foreign currency exchange contracts	(386,410)
Futures contracts	(131,676)
Swap contracts	(168,927)
Net change in unrealized appreciation (depreciation)	25,116,759
Net realized and unrealized gain	8,982,346
Net increase in net assets resulting from operations	$21,831,451
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Statement of Changes in Net Assets
	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018
Operations
Net investment income	$12,849,105	$25,241,554
Net realized gain (loss)	(16,134,413)	4,093,763
Net change in unrealized appreciation (depreciation)	25,116,759	(55,973,311)
Net increase (decrease) in net assets resulting from operations	21,831,451	(26,637,994)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,339,663)
Advisor Class	(212,870)
Class C	(304,938)
Institutional Class	(1,800,048)
Institutional 2 Class	(863,964)
Institutional 3 Class	(4,974,968)
Class R	(572,087)
Class T	(1,909)
Net investment income
Class A		(4,284,050)
Advisor Class		(573,421)
Class C		(954,814)
Institutional Class		(5,345,248)
Institutional 2 Class		(2,796,629)
Institutional 3 Class		(11,381,019)
Class K		(983)
Class R		(1,675,880)
Class T		(11,168)
Total distributions to shareholders (Note 2)	(10,070,447)	(27,023,212)
Increase (decrease) in net assets from capital stock activity	(45,998,868)	31,008,022
Total decrease in net assets	(34,237,864)	(22,653,184)
Net assets at beginning of period	435,269,515	457,922,699
Net assets at end of period	$401,031,651	$435,269,515
Undistributed (excess of distributions over) net investment income	$1,589,576	$(1,189,082)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2019 (Unaudited)		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	425,684	4,562,788	1,933,936	22,616,307
Distributions reinvested	119,871	1,283,785	344,049	4,005,576
Redemptions	(1,036,206)	(11,108,197)	(2,996,975)	(34,440,467)
Net decrease	(490,651)	(5,261,624)	(718,990)	(7,818,584)
Advisor Class
Subscriptions	942,647	10,141,800	699,169	8,251,282
Distributions reinvested	19,685	212,637	49,195	572,801
Redemptions	(568,819)	(6,122,367)	(659,614)	(7,729,601)
Net increase	393,513	4,232,070	88,750	1,094,482
Class C
Subscriptions	55,220	587,912	267,768	3,113,093
Distributions reinvested	26,419	281,004	75,197	870,418
Redemptions	(243,386)	(2,588,745)	(481,914)	(5,512,412)
Net decrease	(161,747)	(1,719,829)	(138,949)	(1,528,901)
Institutional Class
Subscriptions	1,121,664	12,061,895	3,684,063	42,843,843
Distributions reinvested	165,445	1,772,552	444,012	5,167,853
Redemptions	(2,323,011)	(24,803,094)	(4,302,680)	(50,048,322)
Net decrease	(1,035,902)	(10,968,647)	(174,605)	(2,036,626)
Institutional 2 Class
Subscriptions	908,147	9,669,092	4,788,100	54,350,908
Distributions reinvested	80,767	863,964	239,683	2,792,744
Redemptions	(1,470,172)	(15,522,855)	(5,801,287)	(65,583,373)
Net decrease	(481,258)	(4,989,799)	(773,504)	(8,439,721)
Institutional 3 Class
Subscriptions	808,208	8,633,504	5,050,887	57,598,061
Distributions reinvested	464,284	4,974,967	976,088	11,328,348
Redemptions	(3,558,853)	(38,796,548)	(1,452,454)	(16,812,515)
Net increase (decrease)	(2,286,361)	(25,188,077)	4,574,521	52,113,894
Class K
Subscriptions	—	—	2	12
Distributions reinvested	—	—	50	601
Redemptions	—	—	(2,375)	(27,737)
Net decrease	—	—	(2,323)	(27,124)
Class R
Subscriptions	54,133	580,188	223,375	2,604,373
Distributions reinvested	49,119	525,790	130,426	1,516,941
Redemptions	(284,458)	(3,047,015)	(553,528)	(6,425,812)
Net decrease	(181,206)	(1,941,037)	(199,727)	(2,304,498)
Class T
Subscriptions	—	—	1	6
Distributions reinvested	169	1,795	909	10,570
Redemptions	(15,561)	(163,720)	(4,732)	(55,476)
Net decrease	(15,392)	(161,925)	(3,822)	(44,900)
Total net increase (decrease)	(4,259,004)	(45,998,868)	2,651,351	31,008,022
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

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Columbia Emerging Markets Bond Fund | Semiannual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2019 (Unaudited)	$10.74	0.32	0.25	0.57	(0.25)	—	(0.25)
Year Ended 8/31/2018	$12.09	0.62	(1.31)	(0.69)	(0.66)	—	(0.66)
Year Ended 8/31/2017(e)	$11.64	0.54	0.33	0.87	(0.42)	—	(0.42)
Year Ended 10/31/2016	$10.56	0.64	0.73	1.37	(0.29)	—	(0.29)
Year Ended 10/31/2015	$11.37	0.62	(1.12)	(0.50)	(0.30)	(0.01)	(0.31)
Year Ended 10/31/2014	$11.59	0.60	(0.18)	0.42	(0.49)	(0.15)	(0.64)
Year Ended 10/31/2013	$12.51	0.61	(0.86)	(0.25)	(0.59)	(0.08)	(0.67)
Advisor Class
Six Months Ended 2/28/2019 (Unaudited)	$10.75	0.33	0.25	0.58	(0.26)	—	(0.26)
Year Ended 8/31/2018	$12.11	0.65	(1.32)	(0.67)	(0.69)	—	(0.69)
Year Ended 8/31/2017(e)	$11.65	0.58	0.32	0.90	(0.44)	—	(0.44)
Year Ended 10/31/2016	$10.57	0.68	0.72	1.40	(0.32)	—	(0.32)
Year Ended 10/31/2015	$11.38	0.64	(1.12)	(0.48)	(0.32)	(0.01)	(0.33)
Year Ended 10/31/2014	$11.60	0.63	(0.18)	0.45	(0.52)	(0.15)	(0.67)
Year Ended 10/31/2013(g)	$12.57	0.41	(0.98)	(0.57)	(0.40)	—	(0.40)
Class C
Six Months Ended 2/28/2019 (Unaudited)	$10.67	0.28	0.24	0.52	(0.21)	—	(0.21)
Year Ended 8/31/2018	$12.01	0.53	(1.29)	(0.76)	(0.58)	—	(0.58)
Year Ended 8/31/2017(e)	$11.57	0.47	0.31	0.78	(0.34)	—	(0.34)
Year Ended 10/31/2016	$10.50	0.56	0.72	1.28	(0.21)	—	(0.21)
Year Ended 10/31/2015	$11.32	0.53	(1.11)	(0.58)	(0.23)	(0.01)	(0.24)
Year Ended 10/31/2014	$11.54	0.51	(0.18)	0.33	(0.40)	(0.15)	(0.55)
Year Ended 10/31/2013	$12.46	0.52	(0.86)	(0.34)	(0.50)	(0.08)	(0.58)
Institutional Class
Six Months Ended 2/28/2019 (Unaudited)	$10.75	0.33	0.25	0.58	(0.26)	—	(0.26)
Year Ended 8/31/2018	$12.10	0.65	(1.31)	(0.66)	(0.69)	—	(0.69)
Year Ended 8/31/2017(e)	$11.65	0.57	0.32	0.89	(0.44)	—	(0.44)
Year Ended 10/31/2016	$10.57	0.67	0.73	1.40	(0.32)	—	(0.32)
Year Ended 10/31/2015	$11.37	0.64	(1.11)	(0.47)	(0.32)	(0.01)	(0.33)
Year Ended 10/31/2014	$11.59	0.63	(0.18)	0.45	(0.52)	(0.15)	(0.67)
Year Ended 10/31/2013	$12.51	0.64	(0.86)	(0.22)	(0.62)	(0.08)	(0.70)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2019 (Unaudited)	$11.06	5.37%	1.12% (c),(d)	1.12% (c),(d)	5.96% (c)	45%	$57,813
Year Ended 8/31/2018	$10.74	(5.97%)	1.13%	1.13%	5.33%	64%	$61,421
Year Ended 8/31/2017(e)	$12.09	7.68%	1.17% (c)	1.17% (c)	5.63% (c)	44%	$77,842
Year Ended 10/31/2016	$11.64	13.30%	1.20%	1.20%	5.91%	44%	$135,877
Year Ended 10/31/2015	$10.56	(4.39%)	1.15%	1.15% (f)	5.72%	32%	$136,042
Year Ended 10/31/2014	$11.37	3.84%	1.16%	1.16% (f)	5.29%	42%	$188,935
Year Ended 10/31/2013	$11.59	(2.12%)	1.13%	1.13% (f)	5.00%	26%	$235,667
Advisor Class
Six Months Ended 2/28/2019 (Unaudited)	$11.07	5.50%	0.88% (c),(d)	0.88% (c),(d)	6.15% (c)	45%	$13,352
Year Ended 8/31/2018	$10.75	(5.80%)	0.88%	0.88%	5.60%	64%	$8,734
Year Ended 8/31/2017(e)	$12.11	7.99%	0.91% (c)	0.91% (c)	5.97% (c)	44%	$8,758
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.21%	44%	$1,964
Year Ended 10/31/2015	$10.57	(4.19%)	0.89%	0.89% (f)	5.99%	32%	$1,578
Year Ended 10/31/2014	$11.38	4.09%	0.91%	0.91% (f)	5.54%	42%	$1,985
Year Ended 10/31/2013(g)	$11.60	(4.57%)	0.92% (c)	0.92% (c),(f)	5.70% (c)	26%	$1,055
Class C
Six Months Ended 2/28/2019 (Unaudited)	$10.98	4.92%	1.87% (c),(d)	1.87% (c),(d)	5.21% (c)	45%	$15,261
Year Ended 8/31/2018	$10.67	(6.63%)	1.88%	1.88%	4.57%	64%	$16,550
Year Ended 8/31/2017(e)	$12.01	6.97%	1.92% (c)	1.92% (c)	4.91% (c)	44%	$20,307
Year Ended 10/31/2016	$11.57	12.43%	1.95%	1.95%	5.16%	44%	$23,714
Year Ended 10/31/2015	$10.50	(5.11%)	1.90%	1.90% (f)	4.96%	32%	$31,610
Year Ended 10/31/2014	$11.32	3.08%	1.91%	1.91% (f)	4.55%	42%	$53,086
Year Ended 10/31/2013	$11.54	(2.85%)	1.88%	1.88% (f)	4.28%	26%	$58,219
Institutional Class
Six Months Ended 2/28/2019 (Unaudited)	$11.07	5.50%	0.87% (c),(d)	0.87% (c),(d)	6.20% (c)	45%	$72,720
Year Ended 8/31/2018	$10.75	(5.72%)	0.88%	0.88%	5.57%	64%	$81,762
Year Ended 8/31/2017(e)	$12.10	7.90%	0.92% (c)	0.92% (c)	5.94% (c)	44%	$94,159
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.17%	44%	$75,526
Year Ended 10/31/2015	$10.57	(4.10%)	0.90%	0.90% (f)	5.98%	32%	$79,496
Year Ended 10/31/2014	$11.37	4.10%	0.91%	0.91% (f)	5.55%	42%	$107,518
Year Ended 10/31/2013	$11.59	(1.87%)	0.88%	0.88% (f)	5.23%	26%	$124,223
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Six Months Ended 2/28/2019 (Unaudited)	$10.74	0.34	0.25	0.59	(0.27)	—	(0.27)
Year Ended 8/31/2018	$12.10	0.65	(1.30)	(0.65)	(0.71)	—	(0.71)
Year Ended 8/31/2017(e)	$11.64	0.59	0.33	0.92	(0.46)	—	(0.46)
Year Ended 10/31/2016	$10.56	0.70	0.72	1.42	(0.34)	—	(0.34)
Year Ended 10/31/2015	$11.37	0.66	(1.12)	(0.46)	(0.34)	(0.01)	(0.35)
Year Ended 10/31/2014	$11.59	0.65	(0.18)	0.47	(0.54)	(0.15)	(0.69)
Year Ended 10/31/2013(h)	$12.57	0.64	(0.90)	(0.26)	(0.64)	(0.08)	(0.72)
Institutional 3 Class
Six Months Ended 2/28/2019 (Unaudited)	$10.75	0.34	0.25	0.59	(0.27)	—	(0.27)
Year Ended 8/31/2018	$12.10	0.66	(1.30)	(0.64)	(0.71)	—	(0.71)
Year Ended 8/31/2017(e)	$11.65	0.61	0.31	0.92	(0.47)	—	(0.47)
Year Ended 10/31/2016	$10.57	0.71	0.72	1.43	(0.35)	—	(0.35)
Year Ended 10/31/2015	$11.38	0.67	(1.12)	(0.45)	(0.35)	(0.01)	(0.36)
Year Ended 10/31/2014	$11.59	0.65	(0.16)	0.49	(0.55)	(0.15)	(0.70)
Year Ended 10/31/2013(i)	$12.57	0.65	(0.90)	(0.25)	(0.65)	(0.08)	(0.73)
Class R
Six Months Ended 2/28/2019 (Unaudited)	$10.73	0.30	0.25	0.55	(0.23)	—	(0.23)
Year Ended 8/31/2018	$12.08	0.59	(1.31)	(0.72)	(0.63)	—	(0.63)
Year Ended 8/31/2017(e)	$11.63	0.52	0.32	0.84	(0.39)	—	(0.39)
Year Ended 10/31/2016	$10.55	0.62	0.73	1.35	(0.27)	—	(0.27)
Year Ended 10/31/2015	$11.37	0.59	(1.12)	(0.53)	(0.28)	(0.01)	(0.29)
Year Ended 10/31/2014	$11.59	0.57	(0.18)	0.39	(0.46)	(0.15)	(0.61)
Year Ended 10/31/2013	$12.50	0.58	(0.85)	(0.27)	(0.56)	(0.08)	(0.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Advisor Class shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(h)	Institutional 2 Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Institutional 3 Class shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Six Months Ended 2/28/2019 (Unaudited)	$11.06	5.57%	0.75% (c),(d)	0.75% (c),(d)	6.30% (c)	45%	$32,176
Year Ended 8/31/2018	$10.74	(5.68%)	0.75%	0.74%	5.60%	64%	$36,419
Year Ended 8/31/2017(e)	$12.10	8.18%	0.76% (c)	0.75% (c)	6.10% (c)	44%	$50,366
Year Ended 10/31/2016	$11.64	13.82%	0.74%	0.74%	6.34%	44%	$18,615
Year Ended 10/31/2015	$10.56	(4.03%)	0.72%	0.72%	6.19%	32%	$8,384
Year Ended 10/31/2014	$11.37	4.31%	0.70%	0.70%	5.67%	42%	$8,928
Year Ended 10/31/2013(h)	$11.59	(2.19%)	0.71% (c)	0.71% (c)	5.54% (c)	26%	$11,814
Institutional 3 Class
Six Months Ended 2/28/2019 (Unaudited)	$11.07	5.59%	0.69% (c),(d)	0.69% (c),(d)	6.39% (c)	45%	$183,689
Year Ended 8/31/2018	$10.75	(5.54%)	0.70%	0.69%	5.72%	64%	$202,999
Year Ended 8/31/2017(e)	$12.10	8.13%	0.71% (c)	0.70% (c)	6.17% (c)	44%	$173,174
Year Ended 10/31/2016	$11.65	13.86%	0.69%	0.69%	6.41%	44%	$3,199
Year Ended 10/31/2015	$10.57	(3.99%)	0.67%	0.67%	6.23%	32%	$1,120
Year Ended 10/31/2014	$11.38	4.46%	0.65%	0.65%	5.83%	42%	$1,384
Year Ended 10/31/2013(i)	$11.59	(2.14%)	0.65% (c)	0.65% (c)	5.66% (c)	26%	$9,286
Class R
Six Months Ended 2/28/2019 (Unaudited)	$11.05	5.25%	1.37% (c),(d)	1.37% (c),(d)	5.71% (c)	45%	$26,020
Year Ended 8/31/2018	$10.73	(6.20%)	1.38%	1.38%	5.07%	64%	$27,218
Year Ended 8/31/2017(e)	$12.08	7.46%	1.42% (c)	1.42% (c)	5.43% (c)	44%	$33,057
Year Ended 10/31/2016	$11.63	13.03%	1.45%	1.45%	5.64%	44%	$21,289
Year Ended 10/31/2015	$10.55	(4.69%)	1.40%	1.40% (f)	5.53%	32%	$13,281
Year Ended 10/31/2014	$11.37	3.57%	1.41%	1.41% (f)	5.07%	42%	$10,212
Year Ended 10/31/2013	$11.59	(2.29%)	1.39%	1.39% (f)	4.79%	26%	$3,711
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	21

Notes to Financial Statements
February 28, 2019 (Unaudited)
Note 1. Organization
Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares were subject to a maximum front-end sales charge of 2.50% per transaction and were required to be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., were specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	23

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
24	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	25

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Credit default swap contracts
The Fund entered into credit default swap contracts to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	402,426
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	17,854*
Total		420,280

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	168,927*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	75,279
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	187,344*
Total		431,550

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
26	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 28, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	16,684	16,684
Foreign exchange risk	(164,424)	—	—	(164,424)
Interest rate risk	—	(280,722)	—	(280,722)
Total	(164,424)	(280,722)	16,684	(428,462)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(168,927)	(168,927)
Foreign exchange risk	(386,410)	—	—	(386,410)
Interest rate risk	—	(131,676)	—	(131,676)
Total	(386,410)	(131,676)	(168,927)	(687,013)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 28, 2019:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	15,904,327*
Futures contracts — short	5,965,348*
Credit default swap contracts — buy protection	3,783,425**

*	Based on the ending quarterly outstanding amounts for the six months ended February 28, 2019.
**	Based on the ending daily outstanding amounts for the six months ended February 28, 2019.

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	339,680	(118,087)
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	27

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2019:
	Credit Suisse ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Standard Chartered Bank ($)	TD Securities ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	10,239	-	-	10,239
Forward foreign currency exchange contracts	22,498	-	104,214	-	-	275,714	402,426
Total assets	22,498	-	104,214	10,239	-	275,714	412,665
Liabilities
Forward foreign currency exchange contracts	-	5,794	-	-	16,737	52,748	75,279
Total liabilities	-	5,794	-	-	16,737	52,748	75,279
Total financial and derivative net assets	22,498	(5,794)	104,214	10,239	(16,737)	222,966	337,386
Total collateral received (pledged) (c)	-	-	-	-	-	-	-
Net amount (d)	22,498	(5,794)	104,214	10,239	(16,737)	222,966	337,386

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
28	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	29

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2019 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
30	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 28, 2019, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Class C	0.19
Institutional Class	0.19
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.19
Class T	0.05 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	31

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $330,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended February 28, 2019, if any, are listed below:
Amount ($)
Class A	16,884
Class C	1,007
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.20%	1.24%
Advisor Class	0.95	0.99
Class C	1.95	1.99
Institutional Class	0.95	0.99
Institutional 2 Class	0.83	0.87
Institutional 3 Class	0.77	0.82
Class R	1.45	1.49
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2019, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
413,505,000	8,034,000	(22,611,000)	(14,577,000)
32	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	2,073,010	12,096,513	14,169,523
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $174,689,714 and $221,657,290, respectively, for the six months ended February 28, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2019 was as follows:
Fund	Borrower or Lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Columbia Emerging Markets Bond Fund	Lender	3,725,000	2.76	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2019.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	33

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended February 28, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
34	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

Notes to Financial Statements  (continued)
February 28, 2019 (Unaudited)
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At February 28, 2019, one unaffiliated shareholder of record owned 10.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 55.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Emerging Markets Bond Fund | Semiannual Report 2019	35

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
36	Columbia Emerging Markets Bond Fund | Semiannual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR141_08_J01_(04/19)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date April 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date April 22, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date April 22, 2019